SCHEDULE  14A  INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]
Check  the  appropriate  box:
[   ]  Preliminary  Proxy  Statement
[   ]  Confidential,  for  Use  of  the  Commission  Only (as  permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive  Proxy  Statement
[   ]  Definitive  Additional  Materials
[   ]  Soliciting  Material  Pursuant  to  Sec. 240.14a-11(c) or Sec. 240.14a-12

The Keller Manufacturing Company, Inc.
(Name of Registrant as Specified In Its Charter)

Name  of  Person(s)  Filing  Proxy  Statement,  if  other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                 KellerFurniture
                     The Keller Manufacturing Company, Inc.
                     701 N. Water Street - Corydon, IN 47112


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, APRIL 27, 2001


Dear Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders on Friday, April 27, 2001, 1:30 P.M. (E.D.S.T.) at the Best Western Inn, Wyandotte Room, 115 Sky Park Dr. NE., Corydon, Indiana 47112, for the following purposes:

     1. To elect three directors for terms expiring in 2004.

     2. Ratification of the appointment of Independent Accountants.

     3. To transact other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 15, 2001 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please sign, date and mail the enclosed proxy card at your earliest convenience. If you plan to attend the meeting, you may withdraw your proxy and vote in person.

                                   By order of the Board of Directors,

                                   /s/ Danny L. Utz

                                   Danny L. Utz
                                   Secretary and Treasurer

Corydon, IN 47112
March 27, 2001

                     The Keller Manufacturing Company, Inc.
                             701 North Water Street
                                Corydon, IN 47112

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2001

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about March 27, 2001 in connection with the solicitation of proxies by the Board of Directors of The Keller Manufacturing Company, Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders ("Annual Meeting") to be held at the Best Western Inn, 115 Sky Park Dr. NE, Corydon, Indiana 47112 on Friday, April 27, 2001 at 1:30 P.M., and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of the Meeting.

     Shares represented by duly executed proxies in the accompanying form received prior to the meeting and not revoked will be voted at the meeting or at any adjournments thereof in accordance with the choices specified on the ballot. If no choices are specified, it is the intention of the persons named as proxies in the accompanying form of proxy to vote in favor of the nominees for election as directors. Such proxy may be revoked by the person executing it at any time before the authority thereby granted is exercised by giving written notice to the Secretary of the Company, by delivery of a duly executed proxy bearing a later date, or by voting in person at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless the shareholder so attending so notifies the secretary of the meeting in writing prior to voting of the proxy.

     The expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing this proxy statement and the accompanying form of proxy, will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send this proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in so doing.

     The presence in person or by proxy of shareholders holding a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of all business at the Annual Meeting. A shareholder voting for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Votes withheld from the election of any nominee for director and abstentions from any other proposal will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted in the number of votes cast on any matter. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares will not be considered as present and will not be entitled to vote with respect to that matter.

     As of the close of business on March 15, 2001, the record date for the Annual Meeting, there were outstanding and entitled to vote 5,610,157 shares of Common Stock of the Company. Each outstanding share of Common Stock is entitled to one vote. The Company has no other voting securities. Shareholders do not have cumulative voting rights.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to beneficial ownership of Common Stock as of December 31, 2000.


                                       Number of Shares            Percent of
Principal Shareholders                Beneficially Owned(1)       Shares Owned
----------------------                ---------------------       ------------

Robert A. Heazlitt                          393,780                   7.0%
5770 Wulff Run Rd.
Cincinnati, OH 45233

Nancy A.  Keller (2)                        291,634                   5.2%
750 Old Hwy. 135 SW
Corydon, IN 47112

Directors and Executive Officers
Robert W. Byrd  (3)                         196,714                   3.5%
Marvin C. Miller                             57,823                   1.0%
John C. Schenkenfelder (12)                  50,275                     *
Steven W. Robertson  (4)                     39,455                     *
Bradford T. Ray                               2,200                     *
Danny L. Utz   (5)                           12,873                     *
Ronald W. Humin  (10)                        11,176                     *
Philip J. Jacobs                                995                     *
John W. Heishman  (6)                        41,216                     *
Scott A. Armstrong  (7)                      32,640                     *
Daniel P. Conway (8)                          6,031                     *
Christopher R.  Brown  (9)                    8,696                     *
Keith R. Meriwether (11)                      4,867                     *

All Directors and Executive Officers        464,911                   8.3%
as a Group  (13 Persons)

*Less than 1%

(1) The shares shown include shares which may be purchased upon the exercise of options exercisable within 60 days of March 15, 2001: Mr. Byrd, 2,500 shares; Mr. Miller, 1,000 shares; Mr. Schenkenfelder, 500 shares; Mr. Robertson, 1,750 shares; Mr. Ray, 500 shares; Mr. Utz, 1,000 shares; Mr. Humin, 500 shares; Mr. Jacobs, 500 shares; Mr. Heishman, 500 shares; Mr. Armstrong, 750 shares; Mr. Conway, 500 shares; Mr. Brown, 500 shares; and Mr. Meriwether, 500 shares.

(2)  Based upon a Schedule 13G filed by Ms. Keller on March 16, 2001.

(3) Includes 38,821 shares held jointly by Mr. Byrd and his wife, 128,393 shares owned by Mr. Byrd's wife, 9,000 shares held in trust for his son, 6,000 shares held in trust for his daughter, 6,000 shares held in trust for his grandson, 6,000 shares held in trust for his granddaughter.

(4)  All shares are held jointly by Mr. Robertson with his wife.

(5)  All shares are held jointly by Mr. Utz with his wife.

(6)  All shares are held jointly by Mr. Heishman with his wife.

(7)  All shares are held jointly by Mr. Armstrong with his wife.

(8)  All shares are held jointly by Mr. Conway with his wife.

(9)  All shares held jointly by Mr. Brown with his wife.

(10) All shares held jointly by Mr. Humin with his wife.

(11) All shares held jointly by Mr. Meriwether with his wife.

(12) Includes 40,875 shares held by Mr. Schenkenfelder, 2000 shares held in an IRA for Mr. Schenkenfelder, 5,100 shares held by Mr. Schenkenfelder's wife, 300 shares for each of Mr. Schenkenfelder's 3 sons, and 900 shares held by Mr. Schenkenfelder's father.


Directors and Executive Management Officers

The following table sets forth certain information regarding the directors and executive officers of the Company:

                                  Director
     Name                 Age      Since                Position
     ----                 ---      -----                --------

Robert W. Byrd             65       1974       Chairman and Director
Steven W. Robertson        44       1990       President, Chief Executive
                                               Officer and Director
Marvin C. Miller           61       1969       Chief Operating Officer
                                               and Director
John C. Schenkenfelder     48       1992       Director
Ronald W. Humin            62       1991       Director
Philip J. Jacobs           66       1984       Director
Bradford T. Ray            42       1997       Director
Danny L. Utz               52       1999       V.P. Finance, Secretary,
                                               Treasurer and Director
Scott A. Armstrong         38       2000       Sr. V.P. Marketing and Sales,
                                               and Director
Daniel P. Conway           42       ----       V.P. Personnel
Christopher R. Brown       41       ----       V.P. Engineering
Keith R. Meriwether        37       ----       V.P. Sales and Marketing
John W. Heishman           58       ----       V.P. Manufacturing


Election of Directors

There shall be nine (9) directors of the Corporation, whose terms shall be staggered by dividing the total number of directors into three (3) groups, each containing one-third (1/3) of the total. At each annual meeting of shareholders, three (3) directors shall be elected for a term of three (3) years to succeed those whose terms expire. Despite the expiration of a director's term, the director continues to serve until a successor is elected and qualifies or until there is a decrease in the number of directors. Directors may be removed in accordance with the applicable State law.

The nominees for whom the enclosed proxy is intended to be voted are set forth below. All nominees have consented to be named as candidates in the Proxy Statement and have agreed to serve if elected. It is not contemplated that any of these nominees will be unavailable for election, but if such a situation should arise, the Board of Directors may select a substitute nominee, and in that event such shares as were voted "for" the nominee will be voted "for" the person substituted. The Board has no reason to believe that any of the nominees will be unable to serve. In accordance with the Indiana Business Corporation Law, directors are elected by a majority of the votes cast "for' or "against" the nominees by the shares entitled to vote in the election at a meeting at which a quorum is present. Abstentions and broker non-votes are considered neither a vote "for" nor "against" the nominees.


Nominees for Directors

To be elected for a term of three years until the 2004 Annual Meeting.

Steven W. Robertson, 44, was promoted to President and Chief Executive Officer of the Company as of January 2000. Mr. Robertson had served as Vice President of Marketing and Sales since July 1992. Mr. Robertson was V.P. of Marketing from 1989 to 1992. From 1986 to 1989 he served as Sales & Product Manager and was Product Engineer from 1981 to 1986. Mr. Robertson started with the Company in 1979 as a production supervisor and has been a director since 1990.

Marvin C. Miller, 61, has served as Chief Operating Officer since May 1999. Mr. Miller had served as Vice President of Information Systems since January 1996. Mr. Miller was Vice President of Engineering from January 1976 to January 1996. Mr. Miller served as Plant Manager for New Salisbury from February 1974 to January 1976 and also at Corydon for from February 1969 to February 1974. Mr. Miller has worked for The Company since April 1964 and has been a director since 1969.

Philip J. Jacobs, 66, has served as President of Evans Furniture in Louisville, KY since 1975, and has been employed with Evans Furniture since 1965. Mr. Jacobs has been a director of the Company since 1984.

            The Board of Directors unanimously recommends a vote FOR
             the election of each nominee for Director named above.


Continuing Directors

John C. Schenkenfelder has served as First Vice President of Investments with Paine Webber in Louisville, KY since 1990. He was previously employed with Prudential Bache from 1980 to 1990.

Ronald W. Humin is President of Flexible Materials and has been employed with Flexible Materials for twenty-five years.

Scott A. Armstrong has been promoted to Sr. Vice President of Sales and Marketing as of January 2000. Mr. Armstrong had been Vice President of Marketing since 1996. Mr. Armstrong served as Marketing Sales Manager from 1987 to 1996. He started with The Keller Manufacturing Co., Inc. in 1985 as a Production Supervisor at Corydon.

Robert W. Byrd has served as Chairman of the Board since 1998. Mr. Byrd had served as President and Chief Executive Officer of the Company from July 1988 to December 1999. Mr. Byrd has served as Executive Vice President from January 1986 to July 1988 and has been employed with The Company since 1974.

Bradford T. Ray is currently Vice-Chairman and Chief Operating Officer of Steel Technologies, Inc. He has been employed with Steel Technologies since 1981.

Danny L. Utz has served as Vice President of Finance since January 1992. Mr. Utz had been Treasurer/Controller from 1988 to 1992. He served as Office Manager from 1983 to 1988. Mr. Utz started with The Company in 1973 as Accounts Payable Manager and General Accountant. Other Executive Officers

John W. Heishman was promoted to Vice President of Manufacturing in 1998. He was V.P. of Operations from 1996 to 1998. Mr. Heishman served as Plant Manager of New Salisbury from 1976 to 1996. He had started as an employee at the Company in 1961 in the Assembly Department and was promoted to Production Supervisor in 1965 and then to Superintendent in 1974.

Daniel P. Conway has served as Vice President of Personnel since 1996. Mr. Conway was Personnel Manager from 1988 to 1996 and started with The Company in 1984 as a Production Supervisor. From 1982 to 1984, Mr. Conway was employed with John Hancock Company as a Personal Financial Planning Agent.

Christopher R. Brown has served as Vice President of Engineering since 1996, and Plant Engineer from 1993 to 1996. Mr. Brown started with The Company in 1982 as Maintenance Manager / Project Engineer at the New Salisbury Plant and was promoted to Process Engineer in 1987.

Keith R. Meriwether has been promoted to Vice President of Sales and Marketing as of January 2000. Mr. Meriwether had served as Vice President of Sales since 1999. Mr. Meriwether served as Sales Manager since 1990 and as a production foreman from 1987 to 1990.

Directors Compensation

Directors will have four (4) quarterly meetings in the year 2001. The Board of Directors met four (4) times during 2000, and no director attended less than 85% of those meetings. A Fee of $2,250 is paid to directors for each meeting that they attend.

The committee members of the; Long Term Equity Incentive Plans, Audit Committee, Keller Craftsman Stock Option Plan, Investment Committee - Retirement Plan, and Compensation Committee, each receive $250 per meeting.

Stock Options

Effective September 14, 1999 the Board of Directors approved the Craftsman Stock Option Plan. The following table summarizes the stock options granted to directors and executive officers listed previously. The options have an exercise price of $3.50 and $8.00, are exercisable immediately, and are effective until September 14, 2003 and September 14, 2004.


                                 FISCAL YEAR END OPTION VALUES

                                                                       Value of Unexercised
                           Number of Unexercised Options               In-The-Money Options
Name                       At December 31, 2000 (# of Shares)      At December 31, 2000 ($)(1)
----                       ----------------------------------      ---------------------------

Robert W. Byrd                         2,500                                    ---
Marvin C. Miller                       1,000                                    ---
Danny L. Utz                           1,000                                    ---
Steven W. Robertson                    1,750                                    ---
Christopher R. Brown                     500                                    ---
Daniel P. Conway                         500                                    ---
Scott A. Armstrong                       750                                    ---
Keith R. Meriwether                      500                                    ---
John W. Heishman                         500                                    ---

(1)  Value is  calculated  by (i)  subtracting  the  exercise  price per share  from the fiscal year-end  market  value of $3.38 per share and (ii)  multiplying  by the  number of shares subject to the option. Options that have an exercisable price equal to or greater than the fiscal year-end market value are not included in the value calculation.

Executive Compensation

There were a total of 4 executive officers for The Keller Manufacturing Company, Inc. in 2000 with compensation over $100,000. The following table provides certain summary information concerning compensation paid to or accrued by the Company's Chief Executive Officer and the three (3) highest earning executive officers (the "Named Executive Officers") for all services rendered in all capacities to the Company during the fiscal year ended December 31, 2000.

                                                             All Other
                                                 Profit       Annual                   Restricted
                                                 Sharing   Compensation   Options #       Stock
                           Year    Salary ($)    ($)(1)      ($)(2)       Shares (3)     Award(s)
                           ----    ----------    ------      ------       ----------     --------

Robert W. Byrd             2000     $237,362     $ 58,618     $13,800        750            ---
Chairman                   1999     $237,862     $111,315     $10,800      1,750            ---
                           1998     $233,718     $159,257     $ 9,250         --         18,359

Steven W. Robertson        2000     $143,884     $ 37,416     $12,146      1,250            ---
President and Chief        1999     $105,612     $ 53,276     $ 9,702        500            ---
Executive Officer          1998     $101,261     $ 74,780     $ 7,922        ---         18,359

John Heishman              2000     $115,704     $ 29,184     $   384        250            ---
V.P. Manufacturing         1999     $116,204     $ 55,421     $   462        250            ---
                           1998     $119,456     $ 77,550     $   396        ---         24,512

Marvin C. Miller           2000     $111,261     $ 27,438     $11,250        500            ---
Chief Operating            1999     $106,700     $ 52,105     $ 9,712        500            ---
Officer                    1998     $102,654     $ 72,704     $ 7,884        ---         18,310

(1)  Reflects award in both cash and Company Stock

(2)  Represents  compensation  paid to each individual as a Director of the Company and Pension
     Investment Committee Member, and Company's match on 401 K Plan.

(3)  Represents options granted under Keller Craftsman Stock Option Plan

Pension Plan Benefits

All executives were eligible for and were participants in 2000 in The Keller Manufacturing Company, Inc. Employees' Pension Plan. An executive's retirement benefit under the plan at normal retirement age is determined by the following formula; 2/3 of 1% of the average monthly compensation (determined by taking the five (5) highest annual earnings) multiplied by the number of years of service with  the  Company;  in  addition,  each  Named  Executive  Officer  who  was  a participant in 1990 accrues a benefit of 1.5% of his or her monthly compensation. The estimated annual benefit payable upon retirement at normal retirement age for each of the named executive officer is as follows:


                            Annual Normal Retirement Benefit (Life Annuity)
                                Accrued as                   Projected
Executive Officer               of 12/31/00                  to Age 65
-----------------           ----------------------------------------------

Scott A. Armstrong                $10,885                     $32,869
Christopher R. Brown              $13,908                     $32,518
Robert W. Byrd                    $41,255                     $41,255
Daniel P. Conway                  $ 8,374                     $21,100
John W. Heishman                  $43,490                     $53,801
Keith R. Meriwether               $ 6,537                     $24,430
Marvin C. Miller                  $40,301                     $45,689
Steven W. Robertson               $23,826                     $49,059
Danny L. Utz                      $20,542                     $30,663

Committees

The Company has an Audit Committee comprised of Brad Ray - Chairman, John Schenkenfelder and Ron Humin, which is empowered to review audit results and financial statements, review the system of internal control and reports or make recommendations to the Board. The Audit Committee submitted to the Board of Directors, for their approval, an Audit Committee Charter as follows: (See Exhibit A)


REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Additionally, the Committee's review included discussion with the Company's independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 ("SAS 61") (Communication With Audit Committees). SAS 61 requires the Company's independent auditors to provide the Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

The Committee received from Deloitte & Touche LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1
(Independence Discussions with Audit Committees) with respect to any relationships between Deloitte & Touche LLP and the Company that, in their professional judgment, may reasonably be thought to bear on independence. Deloitte & Touche has discussed its independence with the Committee and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Committee held two meetings during fiscal year 2000.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                         Respectfully submitted,
                                         Brad Ray, Chair
                                         John Schenkenfelder
                                         Ron Humin

The Company has a Compensation Committee comprised of Ron Humin, Phil Jacobs and Brad Ray. The Committee has the responsibility for the Company's executive compensation programs. The salary, and any periodic increase thereof, of the President and Chief Executive Officer were and are determined by the Board of Directors of the Company, based on recommendations made by the Compensation
Committee. The salaries, and any periodic increases thereof, of all other executive officers were and are determined by the Board of Directors, based on Committee recommendations.

The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. The Company's compensation philosophy is to ensure that the delivery of compensation, both in the short and long term, is consistent with the sustained progress, growth and profitability of the Company and acts as an inducement to attract and retain qualified individuals. This program seeks to enhance the profitability of the Company, and thereby enhance shareholder value, by linking the financial interests of the Company's executives with those of its long-term shareholders. Under the guidance of the financial interests of the Company's Compensation Committee, the Company has developed and implemented an executive compensation program to achieve these objectives while providing executives with compensation opportunities that are competitive with companies of comparable size in related industries.

The Company's executive compensation program has been designed to implement the objectives described above and is comprised of the following fundamental element:

A base salary that is determined by individual contributions and sustained performance, within an established competitive salary range. Pay for performance recognizes the achievement of financial goals, accomplishment of corporate and functional objectives, and performance of individual business units of the Company.

Base Salary. The salary, and any periodic increase thereof, of the President and Chief Executive Officer were and are determined by the Board of Directors of the Company based on recommendations made by the Compensation Committee.

The Company, in establishing base salaries, levels of incidental and/or supplemental compensation, and incentive compensation programs for its officers and key executives, assesses periodic compensation surveys and published data covering the Company's industry and industry in general. The level of base salary compensation for officers and key executives is determin3ed by both their scope of responsibility and the established salary ranges for officers and key executives of the Company. Periodic increases in base salary are dependent on the executive's proficiency of performance in the individual's position for a given period and on the executive's competency, skill and experience.

Compensation levels for fiscal 2000 for the President and Chief Executive Officer, and for the other executive officers of the Company, reflected the performance of the Company in fiscal 1999 as well as the accomplishment of corporate and functional objectives.

                                       Respectfully submitted,
                                       Ron Humin
                                       Phil Jacobs
                                       Brad Ray

The Company has a Long Term Equity Incentive Plan Committee comprised of Steve Robertson, Dan Conway and Dan Utz. The Plan shall be administered by the Committee, which shall serve at the pleasure of the Board of Directors. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary to comply with the requirements of the Plan or any applicable law.

The Committee  shall,  subject to the terms of this Plan, have the authority to:
(i) select the eligible  employees who shall receive Awards,  (ii) grant Awards,
(iii) determine the types and sizes of Awards to be granted to employees, (iv) determine the terms, conditions, vesting periods, and restrictions applicable to Awards, (v) adopt, alter, and repeal administrative rules and practices governing this Plan, (vi) interpret the terms and provisions of this Plan and any Awards granted under this Plan, (vii) prescribe the forms of any Award
Agreements or other instruments relating to Awards, and (viii) otherwise supervise the administration of this Plan. The Committee may delegate any of its authority to any other person or persons that it deems appropriate.

All actions taken and all interpretations and determinations made in good faith by the committee, or made by any other person or persons to whom the Committee has delegated authority, shall be final and binding upon all Participants, the Company, and all other interested persons. All decisions by the Committee shall be made with the approval of not less than a majority of its members. Members of the Committee who are eligible for Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself; but any such member may be counted in determining the existence of a quorum of the Committee. This Committee met two (2) times in 2000 with all members attending at least 75% of those meetings.

The Company has a Craftsman Stock Option Plan Committee comprised of Carolyn McAdams, Dan Utz and Dan Conway. The Committee shall have the full power and authority to take all actions and make all determinations required or provided for under this Plan; to interpret and construe the provisions of this Plan or any Option Agreement, which interpretation or construction shall be final, conclusive and binding on the Company, the Employer and the Optionee; and to take any and all other actions and make any and all other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems necessary or appropriate in the administration of this Plan.

All actions and determinations of the Committee shall be made by a unanimous affirmative vote, or by unanimous written consent. Each member of the Committee shall be entitled to vote on any matters affecting the administration of this Plan or the grant of any Options pursuant to this Plan; however, no member shall act upon the granting of an Option to himself or herself except pursuant to action taken by unanimous written consent. This committee met three (3) times in 2000 with all members attending at least 75% of those meetings.

Performance Graph

The following graph compares the performance of the Company's Common Stock to the Standard & Poors 500 Index and to a peer group (1), which is a Furniture Stock Index published by Furniture Today of the stocks of 30 publicly traded furniture companies. Information reflected on the graph assumes an investment of $100 on December 31, 1994 in Company Common Stock or based on the indexes listed. Cumulative total return assumes reinvestment of dividends.

(1) Peer Group:
    Bassett Furniture Industries, Incorporated  Pulaski Furniture Corporation
    Chromcraft Revington, Inc.                  Stanley Furniture Company, Inc.
    Furniture Brands International              Vaughn Furniture Company, Inc.
    Hooker Furniture Corporation                Webb Furniture Enterprises, Inc.
    The Keller Manufacturing Company, Inc.



                               [GRAPHIC OMITTED]


                   1994      1995      1996      1997      1998      1999      2000
                   ----      ----      ----      ----      ----      ----      ----
F/T Index         $100.0    $120.0    $130.0    $180.0    $190.0    $155.0    $145.0
Keller            $100.0    $130.0    $150.0    $350.0    $310.0    $150.0    $ 85.0
S & P 500 Index   $100.0    $140.0    $170.0    $220.0    $290.0    $340.0    $309.0



COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the knowledge of the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners have been made in a timely manner.

INDEPENDENT AUDITORS

Deloitte & Touche LLP audited the financial statements of the Company for the year ended December 31, 2000.


ANNUAL REPORT

A copy of the Company's 2000 Annual Report to Stockholders, including consolidated financial statements for the year ended December 31, 2000, is enclosed with this Proxy Statement. The 2000 Annual Report to Stockholders does not constitute proxy-soliciting material.


STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Stockholder proposals for the 2002 Annual Meeting of Stockholders must be received by the Company at its corporate office no later than November 27, 2001 and must be submitted in accordance with all rules and regulations under the Securities Exchange Act of 1934.

PRINCIPAL ACCOUNTING FIRM FEES

Aggregate fees billed to the Company for the fiscal year ending December 31, 2000 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firm of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte"):

                  Audit fees                $ 70,915

                  All other fees            $111,000(a)(b)

(a) Includes fees for tax consulting, income tax preparation, and required audits of the health, pension and 401 (k) plans.

(b) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                   ITEM 2. RATIFICATION OF THE APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

The shares represented by your proxy will be voted (unless you indicate to the contrary) to ratify the selection of Deloitte & Touche LLP, independent public accountants, to examine the financial statements of the Company for the fiscal year ending December 31, 2001. A partner of Deloitte & Touche LLP will be present at the 2001 annual meeting and will have the opportunity to make a statement and respond to questions from shareholders.

Vote required. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote and represented in person or by proxy is required for the passage of this item.

The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent accountants.

                                    Exhibit A

                     THE KELLER MANUFACTURING COMPANY, INC.
                             AUDIT COMMITTEE CHARTER
                                 August 1, 2000

Purpose

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including financial information provided by the Company to any regulatory body or the public, the Company's system of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor shall be ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of three outside members of the Board, and the Committees composition will meet the requirements of the Audit Committee Policy of the Securities and Exchange Commission. The members of the Committee shall be appointed by the Board of Directors for a term of one year.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee shall not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

o The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report to Shareholders and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards (`SAS').

o As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

o The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

o    The Committee shall:

     o request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     o discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     o recommend that the board take appropriate action to oversee the independence of the outside auditor

o The Committee shall have the ultimate authority and responsibility to evaluate and recommend changes in the outside auditor. Removing and replacing the outside auditor is a function of the full Board.

KELLER MANUFACTURING CO., INC.
c/o Corporate Trust Services
Mail Drop 10AT66-4129
38 Fountain Square Plaza
Cincinnati, OH 45263



                         KELLER MANUFACTURING CO., INC.
                               701 North Water St.
                                Corydon, IN 47112

The Annual Meeting of Shareholders will be held at the Best Western Inn, Wyandotte Room, located at 115 Sky Park Drive NE, Corydon, Indiana 47112, (812) 738-4192 on Friday, April 27 2001, at 1:30 P.M. (E.D.S.T.) The enclosed Notice of Meeting and Proxy Statement contains additional information about the meeting.

                                  INSTRUCTIONS

     1.   Review and complete the Proxy Card; be sure to SIGN the card.

     2. Detach and return the SIGNED Proxy Card in the enclosed return envelope.

                                    IMPORTANT

You are urged to date and sign the enclosed proxy and return it promptly to ensure a proper representation at this meeting.


                              fold and detach here
--------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the Proposal. PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      Please sign exactly as name appears hereon.



                                Dated:
                                        ----------------------------------------


                                ------------------------------------------------
                                (Signature)


                                ------------------------------------------------
                                (Signature if held jointly)

                                When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

                         KELLER MANUFACTURING CO., INC.
                               701 North Water St.
                                Corydon, IN 47112




FROM LOUISVILLE, KY & NEW ALBANY, IN

I 64 West to Exit Ramp 105 Corydon
Turn left, thru light, go north on St. Rd. 135 about 1/8 mi.
(Get in right turning lane)
Turn right at the first road, Sky Park Dr. (Shell Station)
Immediately turn right again, then drive toward Best
         Western Inn -- entrance and parking in front.


FROM EVANSVILLE, IN

I 64 East to  Exit Ramp 105 Corydon
Turn left, thru light, go north on St. Rd. 135 about 1/2 mi.
(Get in right turning lane)
You'll come to a traffic light, Proceed thru on Green, Turn right at the first road, Sky Park Dr. (Shell Station)
Immediately Turn right again, then drive toward Best
         Western Inn -- entrance and parking in front.




PROXY          KELLER MANUFACTURING CO., INC.
               This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Steven W. Robertson as Proxy, with full power of substitution, to represent and to vote all shares of common stock of Keller Manufacturing Co., Inc., held of record by the undersigned on March 15, 2001 at the Annual Meeting of Shareholders to be held on Friday, April 27, 2001 or any adjournment thereof.

  PLEASE MARK, SIGN, DATE AND RETURN THE CARD PROMPTLY IN THE ENVELOPE PROVIDED

1.   Directors  Recommended:  Philip  J.  Jacobs,  Marvin C.  Miller,  Steven W.
     Robertson

                 [   ]                                      [   ]
         FOR all nominees listed                    WITHHOLD AUTHORITY  to
     (except as marked to the contrary)          vote for all Nominees listed

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write the nominee's name in the line provided below ----------------------------------

2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for fiscal 2001.


                    FOR [ ]      AGAINST [ ]      ABSTAIN [ ]